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                                                                   EXHIBIT 10.17

                             DATED __________ 2005

        (1) UNIVERSITY OF WARWICK SCIENCE PARK INNOVATION CENTRE LIMITED

                                       and

                      (2) OCEAN POWER TECHNOLOGIES LIMITED

                                   ----------

                                     LEASE

                                   relating to
                                   Unit No. 21
                     Warwick Science Park Innovation Centre
                             Warwick Technology Park
                                  Gallows Hill
                                     Warwick

                                   ----------

TERM BEGINS      : _____________________________________________________________

DURATION OF TERM : 3 Years

TERM ENDS        : (Subject to prior determination renewal or continuation)

RENT             : L14,365.00 per annum (exclusive)

PAYABLE            Quarterly in Advance

NOTE             : This Lease is excluded from the security of tenure provisions of the Landlord & Tenant Act 1954 (as amended)

                                   shoosmiths

                                   Lock House
                               Castle Meadow Road
                                   Nottingham
                                     NG2 1AG
                           Tel: +44 (0) 08700 865 000
                           Fax: +44 (0) 08700 865 5001
                           nottingham@shoosmiths co.uk
                                     Rel. AL

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                               SUBJECT TO CONTRACT

                                 HEADS OF TERMS

                            WARWICK INNOVATION CENTRE
              PROPOSED LETTING TO OCEAN POWER TECHNOLOGIES LIMITED

1) LANDLORD                    University of Warwick Science Park Limited
                               Barclays Venture Centre
                               Sir William Lyons Road
                               Coventry
                               CV4 7EZ

2) PROPERTY                    Unit 21
                               Warwick Innovation Centre
                               Warwick Technology Park
                               Gallows Hill
                               Warwick

                               UNIT 21 has a net internal area of 845 sq ft

3) TENANT                      Ocean Power Technologies Limited

4) LEASE TERMS                 The tenant will take a 3 year lease which will be
                               excluded from the security of tenure provisions
                               of the Landlord & Tenant legislation. The lease
                               will incorporate a tenant option to break
                               operable by the giving of 3 months prior written
                               notice at a point 18 months into the lease term.

5) RENTAL                      Unit 21 is L14,365 per annum exclusive of
                               business rates, service charge and VAT.

6) SERVICE CHARGE              The current budgeted service charge for Warwick
                               Innovation Centre is L5 psf per annum
                               exclusive of VAT.

7) REPAIRS, MAINTENANCE AND    The Tenant will be responsible for the repair,
   DECORATION                  maintenance and decoration of the interior of the
                               demised unit.

8) ASSIGNMENT/UNDERLETTING     The lessee will not be permitted to assign,
                               charge, underlet or part with possession of the
                               demised unit or any part thereof.

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
9) INNOVATION CENTRE - RULES   The Tenant is to observe the rules and
   AND REGULATIONS             regulations made by the Director of UWSP to
                               maintain the administration and management of the
                               Innovation Centre.

10) RIGHT OF ENTRY AND         The Landlord will reserve the right to enter into
    INSPECTION                 the demised unit at all reasonable times for the
                               purposes of viewing its state of repair or
                               execution works to neighbouring units.

11) LEGAL COSTS                The Tenant will be responsible for meeting the
                               Landlord's legal costs.

I agree to these heads of terms with the alteration in clause 4.

                                        /s/ Mark Draper
                                        M.R. Draper
                                        on behalf of OPT Ltd.
                                        4 December 2004.